Exhibit 99.2
July 2024 Investor Presentation The Collection at Forsyth | Cumming, GA

2 © CTO Realty Growth, Inc. | ctoreit.com Positioned for Performance 1. Based on $17.46 per share common stock price as of June 30, 2024. 2. Based on $15.56 per share common stock price as of June 30, 2024. 3. Investment and disposition activity includes both properties and structured investments from Q1 2019 – Q2 2024. 8.6% Implied Cap Rate1 $404M $484M $1.0B Equity Market Cap1 Outstanding Debt Enterprise Value (Net of Cash) Series A Preferred $117M 8.7% Current Annualized Dividend Yield1 $37M Investment in Alpine Income Property Trust2 $1.95 – $2.00 2024 AFFO Per Share Guidance Range 2024 AFFO Multiple at revised guidance midpoint 8.8x 3.9 M 71% Square Feet of Portfolio ABR from Georgia, Texas and Florida West Broad Village Glen Allen, VA Total investment activity in past 5-years3 $1.2 billion Total disposition activity in past 5-years3 $0.7 billion Small-cap shopping center REIT focused on open air centers in fast growing MSAs in the Southeast and Southwest

3 © CTO Realty Growth, Inc. | ctoreit.com Investment Highlights Differentiated Investment Strategy Focusing on Asset Recycling and Value-Add Acquisitions Southeast and Southwest Retail Portfolio Large format retail portfolio in strong locations within attractive business-friendly markets with supportive demographics and outsized long-term growth potential Active Asset Management Emphasizing Operational Upside West Broad Village Glen Allen, VA Shops at Legacy North Plano, TX Legacy North Plano, TX The Collection at Forsyth Cumming, GA Ashford Lane Atlanta, GA Madison Yards Atlanta, GA The Collection at Forsyth Cumming, GA The Strand at St. John’s Town Center Jacksonville, FL 1. Based on $17.46 per share common stock price as of June 30, 2024. Stable and Flexible Balance Sheet Ample Liquidity and No Upcoming Debt Maturities Investing Below Replacement Cost Implied Real Estate Value is $257 PSF1 Experienced Leadership Team With Deep Real Estate Relationships & Experience

4 © CTO Realty Growth, Inc. | ctoreit.com Levers for Future Growth CTO’s proactive approach to portfolio and asset management has resulted in the execution of multiple strategic transactions and beneficial initiatives to drive future growth. Executing on Asset Recycling ▪ Expecting full year 2024 investments of $200 million to $250 million and dispositions of $50 million to $75 million ▪ In March 2024, purchased Marketplace at Seminole Towne Center, a 315,000 square foot multi-tenant retail power center anchored by Ross Dress for Less and TJX Companies in the Sanford submarket of Orlando, FL for $68.7 million ▪ In March 2024, sold the 136,000 square foot mixed-use property in Santa Fe, NM for $20.0 million, for a total gain of $4.6 million, immediately reinvesting the proceeds into Marketplace at Seminole Towne Center ▪ In February 2024, sold the remaining non-income producing mineral rights & interests totaling approximately 352,000 acres in 19 counties in the State of Florida for gross proceeds of $5.0 million Operational Momentum ▪ YTD 2024, executed 34 leases across approximately 183,000 square feet including a replacement tenant for Regal Theaters at Beaver Creek Commons in Apex, NC ▪ As of June 30, 2024, a signed but not open lease pipeline representing almost $5 million of future base rents Balance Sheet ▪ As of June 30, 2024, CTO had $155 million of liquidity, no debt maturities during the remainder of 2024, and staggered debt maturities thereafter. Ashford Lane Culinary Dropout

5 © CTO Realty Growth, Inc. | ctoreit.com Attractive Relative Valuation is an Opportunity for Mean Reversion CTO has an outsized dividend yield and attractive absolute valuation relative to many in its retail-focused peer group and its long-term growth opportunities. Ashford Lane Atlanta, GA 2024E FFO Multiple1,2 14.9x 14.9x 14.1x 14.1x 14.1x 13.0x 12.2x 11.0x 10.9x 9.8x 9.5x 3.6% 4.3% 3.7% 4.0% 3.7% 3.8% 4.9% 4.7% 4.5% 6.0% 8.7% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x SITC FRT IVT AKR UE WSR KIM BRX KRG AAT CTO Annualized Dividend Yield1,2 1. CTO’s 2024E FFO multiple and dividend yield are based on $17.46 per share common stock price as of June 30, 2024. 2. All dividend yields and 2024E FFO multiples are based on the closing stock price on June 30, 2024, using current annualized dividends and 2024E FFO per share estimates for the peer companies from the KeyBanc Leaderboard report dated June 28, 2024. 2024E FFO per share for CTO reflects the midpoint of Core FFO guidance provided on July 25, 2024. If CTO traded at the 2024E FFO peer average multiple of 12.9x, it’s stock price would be $23.69 per share, implying 44% annual total return1

6 © CTO Realty Growth, Inc. | ctoreit.com Investment Strategy Focused on high-quality open-air shopping centers primarily located in the Southeast and Southwest. Multi-Tenant, Retail Asset Strategy ▪ Focused on retail-based, large format, multi-tenanted assets that have a grocery, lifestyle or community-oriented retail component and a complimentary mixed-use component, located in higher growth MSAs within the continental United States ▪ Opportunistic investment structures based on leveraging existing relationships for the risk-adjusted returns and long-term market valuation ▪ Acquisition targets are in higher growth markets and exhibit strong, current in-place yields with a future potential for increased returns through a combination of vacancy lease-up, redevelopment or rolling in-place leases to higher market rental rates Monetization of Legacy Assets ▪ CTO has a select number of legacy assets, that when monetized, will unlock meaningful equity to be redeployed into core strategy assets that may drive higher cash flow, Core FFO and AFFO per share Alpine Income Property Trust and Management Fee Income ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings Targeting Retail-Based, Large Format Value-Add Income Property Acquisitions Monetize Legacy and Non-Core Assets to Drive Growth Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Focused Execution

7 © CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Meaningful Growth Opportunities Repositioning Upside Essential Retail Stable Cash Flow Strong performing, larger format open-air shopping centers with a combination of value-add lease up, redevelopment and stable, in-place cash flows in some of the strongest markets in the United States. Ashford Lane | Atlanta, GA The Collection at Forsyth | Cumming, GA The Shops at Legacy North | Plano, TX West Broad Village | Glen Allen, VA The Exchange at Gwinnett | Buford, GA Madison Yards | Atlanta, GA Crossroads Towne Center | Chandler, AZ Beaver Creek Crossings | Apex, NC The Strand at St. Johns Town Center | Jacksonville, FL

8 © CTO Realty Growth, Inc. | ctoreit.com Building a Leading Retail-Focused Portfolio All values are as of year-end for their respective years, unless otherwise noted. 1. 2019 represents the year Alpine income Property Trust, Inc. (PINE) completed it’s IPO with a portfolio contributed from CTO. It also signifies the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets. 20191 2024 Number of Properties 34 20 Total Portfolio Square Feet 1.8M 3.9M Occupancy 95% 93% Annualized Base Rent $27.6M $81.1M % of ABR from Multi-Tenant 28% Multi-Tenant 93% Multi-Tenant % of ABR from Retail & Mixed-Use 60% Retail & Mixed-Use 96% Retail & Mixed-Use % of ABR from Grocery-Anchored Properties 4% Grocery 22% Grocery Top Tenant as a % of ABR 12% Fidelity (S&P: A+) 5% Fidelity (S&P: A+) Top Market as a % of ABR 31% Jacksonville 36% Atlanta Value of PINE Shares & Units at Quarter-End $32.4M $36.6M Ashford Lane Atlanta, GA

9 © CTO Realty Growth, Inc. | ctoreit.com High-Quality Demographic-Driven Portfolio Percentages listed based on Annualized Base Rent for the Company’s portfolio as of June 30, 2024. Any differences a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. 2. As ranked by Urban Land Institute & PWC in the “2024 Emerging Trends in Real Estate” publication. CTO Property Atlanta, GA 36% Dallas, TX 14% Richmond, VA 11% Orlando, FL 8% Jacksonville, FL 6% Raleigh, NC 6% Phoenix, AZ 6% Albuquerque, NM 4% Houston, TX 4% Other 5% Denotes an MSA with over one million people; Bold denotes a Top 30 ULI Market2 % of Annualized Rent By State 204,861 Portfolio Average 5-Mile Population1 $134,706 Portfolio Average 5-Mile Household Income1 85% Percentage of Portfolio ABR from ULI’s Top 30 Markets1 > 15% 10% - 15% 5% - 10% < 5% ▪ 22% of ABR from Grocery-Anchored Properties ▪ 39% of ABR from Retail Power Centers ▪ 31% of ABR from Retail-Focused Lifestyle & Mixed-Use Properties

10 © CTO Realty Growth, Inc. | ctoreit.com Faster Growing Markets Shops at Legacy Mexican Sugar 81% 60% 49% 21% 11% 10% 8% 6% 5% 0% WSR AAT CTO KRG UE SITC FRT AKR BRX KIM % of Each Company’s Top 5 Markets in ULI’s Top 10 Markets1 The recent assemblage of CTO’s portfolio has allowed it to focus on acquiring properties in faster growing markets in business-friendly states, benefitting from population growth and corresponding tenant demand. As of June 30, 2024, unless otherwise noted. Peer information based on published information available through each company’s website as of July 24, 2024. Portfolio information for CTO is as of June 30, 2024. 1. As ranked by Urban Land Institute & PWC in the “2024 Emerging Trends in Real Estate” publication.

11 © CTO Realty Growth, Inc. | ctoreit.com Strong Leasing Execution 1. Recently signed renewals and leases include leases signed in Q1 ‘24 thru Q2 ‘24. 2. Excludes newly leased units that were acquired as vacant. Lease Rollover Schedule % of ABR Expiring 3% 8% 13% 12% 23% 9% 7% 5% 20% Recently Signed Leases1 ▪ YTD 2024 Comparable Leasing Spreads2 41.0% o 128% new lease spreads (excluding acquired vacancy) o 5% options & renewal spreads ▪ Current Occupancy 93% Leased Occupancy 95% o More than 200 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy ▪ Signed Not Open (SNO) Pipeline represents 6% of the existing portfolio’s Cash ABR

12 © CTO Realty Growth, Inc. | ctoreit.com PINE Company Profile 1. Based on $15.56 per share common stock price as of June 30, 2024. PINE has a high-quality, 100% retail net lease portfolio with a stable and attractive dividend and attractive valuation Dividend Yield1 7.1% Implied Cap Rate 8.5% Number of Properties 137 Number of States with a Property 34 Total Portfolio Square Feet 3.8M Annualized Base Rent $39.8M % of ABR from Investment Grade Rated Tenants 67% % of ABR from Credit Rated Tenants 90% Diversified Geographic Footprint High-Quality Top Tenancy ≈ 16% CTO’s Ownership Interest in Alpine Income Property Trust ≈ $37 Million CTO’s Investment in Alpine Income Property Trust1 % of Annualized Base Rent By State > 7% 3% - 7% 2% - 3% < 2% ≈ $41 Million as of July 22, 2024 (2.35 million shares and units at $17.27 share price)

13 © CTO Realty Growth, Inc. | ctoreit.com Consistent Dividend Growth CTO has been a REIT since 2020 and the company has paid a common dividend each of the last 48 years. 1. Reflects Q2 2024 annualized per share common stock cash dividend. 2. Annualized Per Share Cash Dividend Yield based on $17.46 per share common stock price as of June 30, 2024. $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 $0.05 $0.07 $0.12 $0.91 $1.33 $1.49 $1.52 $1.52 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Common Dividend Per Share Paid Company policy is to target a payout ratio of 100% of taxable income Increasing cash flow and earnings have driven a more than 67% increase to CTO’s annualized common stock dividend since 2020 Current Annualized Per Share Cash Dividend $1.52 Annualized Per Share Cash Dividend Yield 8.7% 2 Under current management (beginning in 2011), the Company’s common stock cash dividend has grown in each of the last 12 years Dividend increases are driven by increasing taxable income and free cash flow Q2 2024 AFFO per share common stock dividend payout ratio of 79% Cash Dividend Per Share Paid (Split Adjusted) 1

14 © CTO Realty Growth, Inc. | ctoreit.com Balance Sheet Exchange at Gwinnett Buford, GA Yonder Yoga $51 $83 $100 $250 2024 2025 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility 1. Reflects $150 million outstanding under the Company’s $300 million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 2. The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 1.27% plus the 10 bps SOFR adjustment plus the applicable spread. 3. The Company utilized interest rate swaps on $150.0 million of the Credit Facility balance to fix SOFR and achieve a weighted average fixed swap rate of 3.47% plus the 10 bps SOFR adjustment plus the applicable spread. 4. The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 1.35% plus the 10 bps SOFR adjustment plus the applicable spread. 5. The Company utilized interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread. 6. As of 6/30/2024 Debt Maturities ▪ Adequate liquidity for opportunistic growth ▪ No near-term debt maturities ▪ Well-staggered debt maturity schedule ▪ Forward hedges out to 2033 to minimize interest rate volatility ▪ 48% net debt-to-total enterprise value (TEV) ▪ Q2 2024 quarter-end net debt-to-pro forma EBITDA of 7.5x ▪ Currently no floating rate debt on the Revolving Credit Facility6 ▪ $150 million undrawn commitments on the Revolving Credit Facility 1 Component of Long-Term Debt Type Principal Interest Rate 2025 Convertible Senior Notes Fixed $51 million 3.88% 2026 Term Loan2 Fixed $65 million SOFR + 10 bps + [1.25% - 2.20%] Mortgage Note Fixed $18 million 4.06% Revolving Credit Facility Floating $0 million SOFR + 10 bps + [1.25% - 2.20%] Revolving Credit Facility3 Fixed $150 million SOFR + 10 bps + [1.25% - 2.20%] 2027 Term Loan4 Fixed $100 million SOFR + 10 bps + [1.25% - 2.20%] 2028 Term Loan5 Fixed $100 million SOFR + 10 bps + [1.20% - 2.15%] Total Debt $484 million 4.23%

15 © CTO Realty Growth, Inc. | ctoreit.com 2024 Revised Guidance Exchange at Gwinnett Buford, GA Yonder Yoga Previous 2024 Revised 2024 Core FFO Per Diluted Share $1.60 - $1.68 $1.81 – $1.86 $0.21 - $0.18 12% AFFO Per Diluted Share $1.74 - $1.82 $1.95 - $2.00 $0.21 - $0.18 11% The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2024 is as follows: Same-Property NOI Growth1,2 2% - 4% 2% - 4% No Change General and Administrative Expense $15.2 - $16.2 $15.2 - $16.2 No Change Weighted Average Diluted Shares Outstanding 22.5 22.9 0.4 Year-end 2024 Leased Occupancy2 95% - 96% 95% - 96% No Change Investments $100 - $150 $200 - $250 $100 - $100 Target Initial Investment Cash Yield 7.75% - 8.25% 8.50% - 9.00% 75 bps – 75 bps Dispositions $50 - $75 $50 - $75 No Change Target Disposition Cash Yield 7.50% - 8.25% 7.50% - 8.25% No Change The Company’s 2024 revised guidance includes but is not limited to the following assumptions: $ and shares outstanding in millions, except per share data. 1. Includes the known effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. 2. Before potential impact from income producing acquisitions and dispositions. Increase (Decrease) Midpoint % Increase

16 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record. Lisa M Vorakoun Senior Vice President and Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC)

17 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

18 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

19 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive.

20 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

21 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on July 25, 2024. ▪ All information is as of June 30, 2024, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2024 Guidance” in this presentation is based on the 2024 Guidance provided in the Company’s Second Quarter 2024 Operating Results press release filed on July 25, 2024. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,349,651 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

22 © CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations CTO Realty Growth, Inc. Consolidated Statements of Operations (Unaudited, in thousands, except share, per share and dividend data) Three Months Ended Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Revenues Income Properties $ 25,878 $ 22,758 $ 50,501 $ 45,190 Management Fee Income 1,131 1,102 2,236 2,200 Interest Income From Commercial Loans and Investments 1,441 1,056 2,792 1,851 Real Estate Operations 395 1,131 1,443 1,523 Total Revenues 28,845 26,047 56,972 50,764 Direct Cost of Revenues Income Properties (8,080) (6,670) (14,833) (13,823) Real Estate Operations (259) (639) (1,078) (724) Total Direct Cost of Revenues (8,339) (7,309) (15,911) (14,547) General and Administrative Expenses (3,459) (3,327) (7,675) (7,054) Provision for Impairment (67) — (115) (479) Depreciation and Amortization (11,549) (10,829) (22,480) (21,145) Total Operating Expenses (23,414) (21,465) (46,181) (43,225) Gain on Disposition of Assets — 1,101 9,163 1,101 Other Gain — 1,101 9,163 1,101 Total Operating Income 5,431 5,683 19,954 8,640 Investment and Other Income (Loss) 1,429 1,811 (1,830) (2,480) Interest Expense (5,604) (5,211) (11,133) (9,843) Income Before Income Tax Benefit (Expense) 1,256 2,283 6,991 (3,683) Income Tax Benefit (Expense) (73) (483) 34 (510) Net Income (Loss) Attributable to the Company 1,183 1,800 7,025 (4,193) Distributions to Preferred Stockholders (1,871) (1,195) (3,058) (2,390) Net Income (Loss) Attributable to Common Stockholders $ (688) $ 605 $ 3,967 $ (6,583) Earnings Per Share: Basic and Diluted $ (0.03) $ 0.03 $ 0.17 $ (0.29) Weighted Average Number of Common Shares Basic 22,787,252 22,482,957 22,669,246 22,593,280 Diluted 22,828,148 22,482,957 22,674,796 22,593,280

23 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures CTO Realty Growth, Inc. Non-GAAP Financial Measures (Unaudited, in thousands, except per share data) 1. For the three and six months ended June 30, 2024 and 2023, interest related to the 2025 Convertible Senior Notes was excluded from net income (loss) attributable to the Company to derive FFO, as the impact to net income (loss) attributable to common stockholders would be anti-dilutive. Further, the weighted average shares used to compute per share amounts for FFO Attributable to Common Stockholders per Common Share – Diluted, Core FFO Attributable to Common Stockholders per Common Share - Diluted, and AFFO Attributable to Common Stockholders per Common Share - Diluted do not reflect any dilution related to the ultimate settlement of the 2025 Convertible Senior Notes. Three Months Ended Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Net Income (Loss) Attributable to the Company $ 1,183 $ 1,800 $ 7,025 $ (4,193) Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes1 — — — — Net Income (Loss) Attributable to the Company, If-Converted $ 1,183 $ 1,800 $ 7,025 $ (4,193) Depreciation and Amortization of Real Estate 11,532 10,816 22,447 21,118 Gain on Disposition of Assets, Net of Tax — (824) (9,163) (824) Gain on Disposition of Other Assets (139) (490) (370) (813) Provision for Impairment 67 — 115 479 Realized and Unrealized Loss (Gain) on Investment Securities (663) 1,174 3,376 6,092 Extinguishment of Contingent Obligation — (2,300) — (2,300) Funds from Operations $ 11,980 $ 10,176 $ 23,430 $ 19,559 Distributions to Preferred Stockholders (1,871) (1,195) (3,058) (2,390) Funds from Operations Attributable to Common Stockholders $ 10,109 $ 8,981 $ 20,372 $ 17,169 Amortization of Intangibles to Lease Income 244 627 718 1,306 Less: Effect of Dilutive Interest Related to 2025 Notes1 — — — — Core Funds from Operations Attributable to Common Stockholders $ 10,353 $ 9,608 $ 21,090 $ 18,475 Adjustments: Straight-Line Rent Adjustment (346) 122 (1,039) (129) COVID-19 Rent Repayments — 17 — 43 Other Depreciation and Amortization (3) (57) (7) (116) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 297 229 518 437 Non-Cash Compensation 750 862 2,137 1,934 Adjusted Funds from Operations Attributable to Common Stockholders $ 11,051 $ 10,781 $ 22,699 $ 20,644 FFO Attributable to Common Stockholders per Common Share – Diluted1 $ 0.44 $ 0.40 $ 0.90 $ 0.76 Core FFO Attributable to Common Stockholders per Common Share – Diluted1 $ 0.45 $ 0.43 $ 0.93 $ 0.82 AFFO Attributable to Common Stockholders per Common Share – Diluted1 $ 0.48 $ 0.48 $ 1.00 $ 0.91

24 © CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI CTO Realty Growth, Inc. Same-Property NOI Reconciliation (Unaudited, in thousands) 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. Three Months Ended Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Net Income (Loss) Attributable to the Company $ 1,183 $ 1,800 $ 7,025 $ (4,193) Gain on Disposition of Assets, Net of Tax — (1,101) (9,163) (1,101) Provision for Impairment 67 — 115 479 Depreciation and Amortization 11,549 10,829 22,480 21,145 Amortization of Intangibles to Lease Income (244) (627) (718) (1,306) Straight-Line Rent Adjustment 346 (122) 1,039 129 COVID-19 Rent Repayments — (17) — (43) Accretion of Tenant Contribution 13 38 26 76 Interest Expense 5,604 5,211 11,133 9,843 General and Administrative Expenses 3,459 3,327 7,675 7,054 Investment and Other Income (Loss) (1,429) (1,811) 1,830 2,480 Income Tax Benefit (Expense) 73 483 (34) 510 Real Estate Operations Revenues (395) (1,131) (1,443) (1,523) Real Estate Operations Direct Cost of Revenues 259 639 1,078 724 Management Fee Income (1,131) (1,102) (2,236) (2,200) Interest Income from Commercial Loans and Investments (1,441) (1,056) (2,792) (1,851) Other Non-Recurring Items (1) (303) — (553) — Less: Impact of Properties Not Owned for the Full Reporting Period (2,731) (778) (5,469) (1,387) Same-Property NOI $ 14,879 $ 14,582 $ 29,993 $ 28,836

25 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma EBITDA CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. 2. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investments and disposition activity during the three months ended June 30, 2024. Three Months Ended June 30, 2024 Net Income Attributable to the Company $ 1,183 Depreciation and Amortization of Real Estate 11,532 Gain on Disposition of Other Assets (139) Provision for Impairment 67 Unrealized Gain on Investment Securities (663) Distributions to Preferred Stockholders (1,871) Amortization of Intangibles to Lease Income 244 Straight-Line Rent Adjustment (346) Other Depreciation and Amortization (3) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 297 Non-Cash Compensation 750 Other Non-Recurring Items1 (303) Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 5,308 EBITDA $ 16,056 Annualized EBITDA $ 64,224 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net2 (244) Pro Forma EBITDA $ 63,980 Total Long-Term Debt 482,661 Financing Costs, Net of Accumulated Amortization 1,048 Unamortized Convertible Debt Discount 125 Cash and Cash Equivalents (4,794) Net Debt $ 479,040 Net Debt to Pro Forma EBITDA 7.5x

Investor Inquiries: Philip R. Mays, Chief Financial Officer, (407) 904-3324, pmays@ctoreit.com Ashford Lane | Atlanta, GA